UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2018
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LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
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California	1-36282	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4550 Towne Centre Court, San Diego, California 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 207-4264
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2018, La Jolla Pharmaceutical Company (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved and adopted the Company’s 2018 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved by the Company’s Board of Directors.

A copy of the ESPP was included as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 22, 2018 (the “Proxy Statement”) in connection with the solicitation of proxies for the Annual Meeting. The ESPP is hereby incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the following proposals, which are described in more detail in the Proxy Statement: (i) the election of five directors to serve until the Company’s 2019 Annual Meeting of Shareholders and until their successors are elected and qualified; (ii) the ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and (iii) the approval of the ESPP.

Only stockholders of record at the close of business on August 17, 2018 (the “Record Date”) were entitled to vote at the Annual Meeting. At the close of business on the Record Date, 26,226,201 shares of common stock were issued and outstanding, of which 19,018,961 shares of common stock were present at the Annual Meeting either in person or represented by proxy.

All proposals submitted to a vote at the Annual Meeting were approved by the Company’s shareholders.

The final voting results with respect to each of the proposals are set forth below:

(i) Election of Directors.

Director Nominee	For	Withheld
George F. Tidmarsh, M.D., Ph.D.	16,325,961	26,820
Kevin C. Tang	16,044,206	308,575
Laura L. Douglass	11,560,308	4,792,473
Craig A. Johnson	11,163,488	5,189,293
Robert H. Rosen	16,248,501	104,280

There were 2,666,180 broker non-votes with respect to this proposal.

(ii) Ratification of Selection of Independent Registered Public Accounting Firm.

The final voting results with respect to this proposal were: 17,102,921 votes for; 1,902,796 votes against; and 13,244 votes abstained. There were no broker non-votes with respect to this proposal.

(iii) Approval of the Company’s 2018 Employee Stock Purchase Plan.

The final voting results with respect to this proposal were: 16,317,992 votes for; 27,259 votes against; and 7,530 votes abstained. There were 2,666,180 broker non-votes with respect to this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

Date:	September 17, 2018	By:	/s/ Dennis M. Mulroy
Dennis M. Mulroy
Chief Financial Officer